                                                                Exhibit 99.1

Richard F. Gallagher, Esq.
Jean E. Faure, Esq.
Jason T. Holden, Esq.
CHURCH, HARRIS, JOHNSON & WILLIAMS, P.C.
P. O. Box 1645
21 Third Street North, Third Floor
Great Falls, Montana  59403-1645
Telephone:  (406) 761-3000
Facsimile:  (406) 453-2313
Attorneys for Energy West, Incorporated

             MONTANA EIGHTH JUDICIAL DISTRICT COURT, CASCADE COUNTY
--------------------------------------------------------------------------------

TURKEY VULTURE FUND XIII, LTD.,             )
                                            )
                        Plaintiff,          )        Cause No. DDV-03-1214
                                            )        (Judge E. Wayne Phillips)
v.                                          )
                                            )        ENERGY WEST'S
ENERGY WEST, INCORPORATED,                  )        ANSWER AND
W.E. ARGO, ANDREW I. DAVIDSON,              )        COUNTERCLAIM
DAVID A. FLITNER, C. MONTGOMERY             )
MITCHELL, TERRY M. PALMER,                  )
GEORGE D. RUFF and RICHARD                  )
J. SCHULTE,                                 )
                                            )
                        Defendants.         )

         Defendant, Energy West, Incorporated, by and through its counsel of record, Church, Harris, Johnson & Williams, P.C., responds to Plaintiff's
Complaint as follows:

                                  FIRST DEFENSE

         Plaintiff's Complaint fails to state a claim upon which relief may be granted as against the Defendant.

                                 SECOND DEFENSE

          Answering the Plaintiff's Complaint, the Defendant admits, denies and alleges as follows:

          1. Defendant has insufficient information to admit or deny the allegations of paragraph 1, and those allegations are therefore denied.

          2. Defendant admits the allegations of paragraph 2.

          3. Defendant admits the allegations of paragraph 3.

          4. Defendant has insufficient information to admit or deny the allegations of paragraph 4, and those allegations are therefore denied.

          5. Defendant admits the allegations of paragraph 5.

          6. Defendant admits the allegations of paragraph 6.

          7. Answering the allegations of paragraph 7, Defendant admits that
Turkey Vulture Fund XIII, Ltd. ("Turkey Vulture") notified Energy West of an intent to nominate five director candidates for election at the 2003 annual meeting of shareholders. Defendant is without sufficient information to admit or deny the other allegations in paragraph 7, and those allegations are therefore denied.

          8. Answering the allegations of paragraph 8, Defendant admits that in an August 12, 2003 letter, Energy West advised Turkey Vulture that Turkey
Vulture had failed to provide certain information that would be required if its notice of intent to nominate five director candidates was intended to serve as a request to include such director nominees in Energy West's proxy materials and, in any event, Turkey Vulture had no right to insist upon such inclusion under applicable proxy regulations.

          9. Answering the allegations of paragraph 9, Defendant admits that
Turkey Vulture has engaged in a proxy solicitation in order to elect its director candidates at the 2003 annual meeting of shareholders. All other allegations in paragraph 9 are denied.

          10. Defendant admits the allegations of paragraph 10.

                                      -2-

          11. Answering the allegations of paragraph 11, Defendant admits that
Energy West decided to postpone the annual meeting of shareholders until
November 12, 2003 in order to permit Turkey Vulture to undertake its proxy solicitation and that Energy West filed appropriate materials regarding that decision with the SEC It is further admitted that definitive proxy materials relating to the solicitation were filed by Turkey Vulture with the SEC on
October 16, 2003. Defendant is without sufficient information to admit or deny the other allegations of paragraph 11, and those allegations are therefore denied.

          12. Answering the allegations of paragraph 12, Defendant admits that
Turkey Vulture's so-called "committee" and Energy West have retained proxy solicitation firms to assist in the solicitation of proxies from shareholders.
All other allegations of paragraph 12 are denied.

          13. Answering the allegations of paragraph 13, Defendant is without sufficient information to admit or deny the allegations of paragraph 13, and those allegations are therefore denied.

          14. Answering the allegations of paragraph 14, Defendant admits that
Energy West issued a press release on November 11, 2003 announcing that the 2003 annual meeting of shareholders had been rescheduled for December 3, 2003. The press release which is the best evidence of its content speaks for itself. All other allegations of paragraph 14 are denied.

          15. Defendant denies the allegations of paragraph 15.

          16. Paragraphs one through fifteen of this Answer are incorporated in this paragraph by reference as though fully set forth in this paragraph.

          17. Defendant denies the allegations of paragraph 17.

          18. Defendant denies the allegations of paragraph 18.

          19. Defendant denies the allegations of paragraph 19.

          20. Defendant denies the allegations of paragraph 20.

                                      -3-

          21. Defendant denies the allegations of paragraph 21.

          22. Defendant denies the allegations of paragraph 22.

          23. Defendant denies the allegations of paragraph 23.

          24. Defendant denies the allegations of paragraph 24.

          25. Defendant denies each and every other allegation not specifically admitted herein.

                            FIRST AFFIRMATIVE DEFENSE

         Plaintiff is not entitled to injunctive relief because it has not suffered and will not suffer immediate and irreparable injury.

                           SECOND AFFIRMATIVE DEFENSE

         Plaintiff is not entitled to the equitable relief sought because of its unclean hands.

                            THIRD AFFIRMATIVE DEFENSE

         Exclusive jurisdiction to enforce the provisions of the Securities
Exchange Act of 1934 and rules of the Securities and Exchange Commission promulgated thereunder is vested in the federal courts by federal law, 15 U.S.C.
ss. 78aa, thus this Court is without jurisdiction to enter an injunction barring shareholders from voting because of alleged violations of the 1934 Act and related SEC rules.

                           FOURTH AFFIRMATIVE DEFENSE

         Plaintiff has no standing to maintain this action because it is not entitled to vote at the annual meeting of shareholders.

                            FIFTH AFFIRMATIVE DEFENSE

         The Complaint should be dismissed because plaintiff has failed to join all necessary parties.

                                      -4-

                            SIXTH AFFIRMATIVE DEFENSE

         Exclusive authority to establish the date of annual meeting is vested in the board of directors of Energy West by M.C.A. ss. 35-1-216 and Energy
West's bylaws.

                           SEVENTH AFFIRMATIVE DEFENSE

         The Court has no power to alter the date of the annual meeting because the circumstances required for it to do so under M.C.A. ss. 35-1-218 are not present.

          WHEREFORE, Defendant requests that

          1. The Complaint be dismissed;

          2. The request for injunctive relief be denied;

          3. Defendant be awarded its costs and expenses; and

          4. The Court grant Defendant damages and such other relief as it deems equitable under the circumstances or as permitted by law.

                       COUNTERCLAIM FOR DECLARATORY RELIEF

         1. Energy West, Incorporated ("Energy West") is a Montana corporation with its principal place of business in Great Falls, Montana.

         2. Upon information and belief, Turkey Vulture Fund XIII, Ltd. ("Turkey
Vulture") is a limited liability company organized under the laws of Ohio with its principal place of business in Mentor, Ohio.

         3. Richard Osborne, the sole manager of Turkey Vulture, is a corporate raider who is known for targeting small companies to obtain quick profits for himself at the expense of the target company's shareholders in the form of
"greenmail." "Greenmail" is the tactic of amassing the stock of a corporation and then threatening to launch a corporate takeover unless the corporation purchases the raider's stock at a premium over the market price.

                                      -5-

          4. Turkey Vulture and its affiliate, J. Michael Gorman ("Gorman"), have been acting together in an attempt to exercise control of and influence over Energy West.

          5. The Court has the power to issue a declaratory judgment under Mont.
R. Civ. P. 57 and Mont. Code Ann. ss. 27-8-101 et seq.

          6. The Public Utility Holding Company Act of 1935 (15 U.S.C. ss. 79a,
et seq.) ("PUHCA") regulates holding companies that own interests in public utilities like Energy West.

          7. On September 19, 2003, Turkey Vulture and Gorman filed an amended
Schedule 13D with the Securities & Exchange Commission ("SEC"). That filing disclosed that Turkey Vulture and Gorman owned 272,572 shares of Energy West stock. Energy West had 2,595,250 shares outstanding. Turkey Vulture and Gorman thus owned at that time approximately 10.5% of Energy West's outstanding shares.

          8. A previous Schedule 13D filing by Turkey Vulture and Gorman disclosed that Turkey Vulture and Gorman had entered into a voting agreement in which they agreed to vote their stock in an attempt to elect Osborne, Gorman, and three other persons they had chosen as Energy West directors.

          9. 15 U.S.C. ss. 79b(a)(7) defines "a holding company" as a "company"
that owns 10% or more of a public utility's stock. Section 79b(a)(2) defines a
"company" as, among other things, "an organized group of persons, whether incorporated or not."

          10. Energy West is a public utility within the meaning of PUHCA.
Energy West's stock is publicly traded, thus Energy West is subject to applicable securities laws.

          11. Except in circumstances defined by PUHCA as exempt, none of which are present here, PUHCA requires holding companies to register with the federal government. Failure to do so is a federal crime.

                                      -6-

          12. Because Turkey Vulture and Gorman are an organized group and they owned in excess of 10% of Energy West's stock, they constituted a holding company under PUHCA. They were required to register under PUHCA as a holding company, but they have never done so.

          13. The formation of a PUHCA holding company by Turkey Vulture and
Gorman subjected Energy West to the onerous requirements of PUHCA, including, among other things, duplicative federal regulation which, as to some matters, would preempt the ability of the Montana Public Service Commission to regulate
Energy West. Turkey Vulture's triggering of PUHCA also threatened to derail
Energy West's effort to obtain needed financing. Energy West therefore filed a
Form U-1 with the SEC disclaiming that it was a subsidiary or affiliate of the holding company. This was necessary to avoid the burdensome reporting requirements of PUHCA and the other adverse consequences of the holding company's formation. The filing of the Form U-1 does not affect the illegal status of the holding company.

          14. On October 10, 2003, Turkey Vulture sold 25,800 shares of its
Energy West stock in an effort to reduce the number of shares held by it and
Gorman to below the 10% PUHCA threshold. This sale of shares was a federal crime because Section 4 of PUHCA prohibits an unregistered holding company from engaging in interstate commerce, including selling the public utility's stock.
This stock sale also produced short-swing profits for Turkey Vulture which
Turkey Vulture must disgorge to Energy West as required by Section 16(b) of the
Securities Exchange Act of 1934.

          15. In addition to the other actions alleged herein, Turkey Vulture's sole manager, Osborne, in July 2003 proposed to loan money to Energy West on non-commercial terms and continued to propose such a loan to Energy West following the acquisition of more than 10% of the shares of Energy West by
Turkey Vulture and Gorman.

                                      -7-

          16. The record date (the date on which it is determined which shareholders are entitled to vote at the annual meeting) for the Energy West annual meeting was September 30, 2003, ten days before Turkey Vulture reduced by sale its shares below 10%. Because the power to votes determined as of the record date, Turkey Vulture and Gorman continue to hold the voting rights for approximately 10.5% of Energy West's stock at the 2003 annual meeting.

          17. Title 15 U.S.C. ss. 79d(a) makes it illegal for an unregistered holding company to hold with power to vote any of the shares of a public utility company and prohibits the holding company from engaging in any act in interstate commerce. It is thus unlawful for Turkey Vulture to vote the shares it controlled as of the record date, September 30, 2003.

          18. Turkey Vulture and its affiliates however, have announced that they intend to vote their Energy West shares and insist that Energy West count their votes at the upcoming annual meeting.

          19. There is thus an actual controversy regarding whether votes cast by the membership of the illegal holding company may lawfully be counted at the annual meeting.

          20. Declaratory relief will resolve the dispute between Energy West and Turkey Vulture as to whether Turkey Vulture's votes may legally be counted at the annual meeting.

          WHEREFORE, Energy West requests that the Court enter its judgment:

          1. Declaring that it would be unlawful for Turkey Vulture to vote at the Energy West annual meeting and that any such votes which are cast should not be counted;

          2. For Energy West's costs incurred herein; and

          3. Granting Defendant damages and such other relief as it deems equitable under the circumstances or as permitted by law.

          Respectfully submitted this 18th day of November, 2003.

                                        CHURCH, HARRIS, JOHNSON & WILLIAMS, P.C.

                                         BY: /s/ Richard F. Gallagher
                                            ------------------------------------
                                                 Richard F. Gallagher

                             CERTIFICATE OF SERVICE

          This is to certify that the foregoing was duly served upon all counsel of record, via first class mail, postage prepaid, this 18 day of November,
2003, as follows:

Steven T. Potts, Esq.
THOMPSON, POTTS & DONOVAN, P.C.
600 Central Plaza, Suite 201
P. O. Box 2799
Great Falls, MT  59403-2799

                                            /s/ Richard F. Gallagher
                                            ------------------------------------
                                            Richard F. Gallagher

                                      -9-